UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2009

Teton Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31679	84-1482290
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 17th Street - Suite 1600 North, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-565-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 5, 2009, Teton Energy Corporation (the "Company") issued a press release entitled "Teton Energy Corporation Announces Fourth Quarter and Year End 2008 Financial and Operating Results". The press release is attached as Exhibit 99.2 hereto.

In accordance with General Instructions B.2 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a),(c),(e)and(f) Not applicable.

(b) On March 9, 2009, at a meeting of the Board of Directors of Teton Energy Corporation ("Teton" or the "Company"), John T. Connor Jr., informed the Board of Directors of his intention not to stand for re-election at the annual meeting of the Company's shareholders to be held on May 5, 2009. His term will end at that meeting. Mr. Connor's notification did not reference any disagreement with the Company or any matter relating to the Company's operations, policies or practices.

The Company announced that Mr. Connor will not stand for re-election by press release on March 11, 2009, a copy of which is attached hereto as Exhibit 99.1.

(d) On March 9, 2009, at the meeting of the Board of Directors, Marc MacAluso, was appointed to Teton's Board of Directors. Mr. MacAluso will serve until standing for election at the annual meeting of the Company's shareholders to be held on May 5, 2009.

The Board of Directors made an affirmative determination that Mr. MacAluso qualifies as an independent director under the NASDAQ listing standards and Teton's standards for director independence. No arrangements or understandings exist between Mr. MacAluso and any other person pursuant to which he was selected as a director. Mr. MacAluso is expected to be appointed to serve on the Audit, Compensation and Corporate Governance and Nominating Committees of the Board of Directors.

Mr. MacAluso will receive a quarterly cash payment of $14,000 for serving on the Company's Board, with the first quarterly payment being pro-rated from March 9, 2009, and is eligible for participation in the Company's 2005 Long-Term Incentive Plan.

Mr. MacAluso also serves on the Board of Directors for Calgary-based Trident Resources Corporation. From 2005 through 2007, Mr. MacAluso was a partner and investor in Destiny Oil & Gas, LLC. Prior to 2005, Mr. MacAluso served as the Chief Executive Officer and Chief Operating Officer of Inland Resources Inc. ("Inland") from February 2001 through August 2004. Mr. MacAluso also served on the Board at Inland from 1998 until its successful sale in August of 2004. Mr. MacAluso spent seven years as Senior Vice President at TCW Asset Management Company, four years at American Exploration Company and seven years at Shell Oil Company in various technical assignments. Mr. MacAluso grated with a B.S. in Petroleum Engineering from Texas A&M University.

The Company announced Mr. MacAluso's appointment by press release on March 11, 2009, a copy of which is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

To the extent required, the information included in Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated March 11, 2009.

99.2 Press Release dated March 5, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teton Energy Corporation

March 11, 2009	By:	/s/ Lonnie R. Brock

Name: Lonnie R. Brock
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 11, 2009.
99.2	Press Release dated March 5, 2009.